EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Maiden Holdings, Ltd. (the “Company”) for the quarter ended March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Tait, Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)       the Report fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(b)       the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:      /s/ Michael Tait

            Michael Tait

Chief Financial Officer

(Principal Financial and Accounting Officer)

June 19 2008